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                                                                    EXHIBIT 10.3
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                                CONTINUING GUARANTY
[BANK OF AMERICA LOGO]
                                BORROWERS:  Bay Meadows Operating Company
                                GUARANTORS: California Jockey Club
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        (1) For valuable consideration, the undersigned ("Guarantors") jointly and severally unconditionally guarantee and promise to pay to Bank of America National Trust and Savings Association ("Bank"), or order, on demand, in lawful money of the United States, any and all indebtedness of Bay Meadows Operating Company ("Borrowers") to Bank. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrowers or any one or more of them to Bank, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrowers may be liable individually or jointly with others or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable. Bank and Guarantors specifically acknowledge and agree that the word "indebtedness" includes any advance made by Bank to Borrowers under that certain Business Loan Agreement dated as of February ___, 1997, between Bank and Borrowers, as now in effect and as hereafter amended, renewed, restated, or superseded (the "Loan Agreement"), except any such advance that is made by Bank without obtaining Guarantors' prior written approval of such advance as currently required under Paragraph 6.5 of the Loan Agreement.

        (2) The liability of Guarantors under this Guaranty (exclusive of liability under any other guaranties executed by Guarantors) shall not exceed at any one time the total of (a) Two Million Five Hundred Thousand Dollars ($2,500,000), for the principal amount of the indebtedness and (b) all interest, fees, and other costs and expenses relating to or arising out of the indebtedness or such part of the indebtedness as shall not exceed the foregoing limitation. Bank may permit the indebtedness to exceed Guarantors' liability, and may apply any amounts received from any source, other than from Guarantors, to the unguaranteed portion of the indebtedness. This is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied. Any payment by Guarantors shall not reduce their maximum obligation hereunder, unless written notice to that effect be actually received by Bank at or prior to the time of such payment.

        (3) The obligations hereunder are joint and several, and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantors whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions; and Guarantors waive the benefit of any statute of limitations affecting their liability hereunder.

        (4) Guarantors authorize Bank, without notice or demand and without affecting their liability hereunder, from time to time, either before or after revocation hereof, to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) receive and hold security for the payment of this Guaranty or any of the indebtedness, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

        (5) Guarantors waive any right to require Bank to (a) proceed against Borrowers; (b) proceed against or exhaust any security held from Borrowers; or
(c) pursue any other remedy in Bank's power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Borrowers, or the cessation from any cause whatsoever of the liability of Borrowers, or any claim that Guarantors' obligations exceed or are more burdensome than those of Borrowers. Until the indebtedness shall have been paid in full, even though the indebtedness is in excess of Guarantors' liability hereunder. Guarantors waive any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, arising from the existence or performance of this Guaranty and Guarantors waive any right to enforce any remedy which Bank now has or may hereafter have against Borrowers, and waive any benefit of, and any right to participate in, any security now or hereafter held by Bank. Guarantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

        (6) (a) Guarantors understand and acknowledge that if Bank forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that Guarantors may have to seek reimbursement, contribution, or indemnification from Borrowers or others based on any right Guarantors
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
may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantors under this Guaranty. Guarantors further understand and acknowledge that in the absence of this paragraph, such potential impairment or destruction of Guarantors' rights, if any, may entitle Guarantors to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, Guarantors freely, irrevocably, and unconditionally; (i) waive and relinquish that defense and agree that Guarantors will be fully liable under this Guaranty even though Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agree that Guarantors will not assert that defense in any action or proceeding which Bank may commence to enforce this Guaranty; (iii) acknowledge and agree that the rights and defenses waived by Guarantors in this Guaranty include any right or defense that Guarantors may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledge and agree that Bank is relying on this waiver in creating the indebtedness, and that this waiver is a material part of the consideration which Bank is receiving for creating the indebtedness.

                (b) Guarantors waive any rights and defenses available to Guarantors by reason of Sections 2787 to 2855, inclusive of the California Civil Code including, without limitation, (1) any defenses Guarantors may have to their obligations under this Guaranty by reason of an election of remedies by Bank and (2) any rights or defenses Guarantors may have by reason of protection afforded to Borrowers with respect to any of the indebtedness pursuant to the antideficiency or other laws of California limiting or discharging any of the indebtedness, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

                (c) Guarantors waive all rights and defenses arising out of an election of remedies by Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantors' rights of subrogation and reimbursement against Borrowers by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

                (d) Guarantors waive all rights and defenses, whether based in law or in equity, arising from or related to the antideficiency, security first, single action, or any other applicable laws limiting or discharging this Guaranty or any of the indebtedness, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing, Guarantors waive all rights to have the fair market value of any security for a guaranteed obligation, or the size of any deficiency judgment, determined by a hearing pursuant to Section 580a of the California Code of Civil Procedure following a foreclosure or other disposition of such security, and waive all defenses arising from or related to such rights. Any controversy or claim between or among Guarantors and Bank regarding the foregoing shall be determined according to Paragraph (16) below regarding reference and arbitration.

                (e) No provision, or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

        (7) Guarantors acknowledge and agree that they shall have the sole responsibility for obtaining from Borrowers such information concerning Borrowers' financial conditions or business operations as Guarantors may require, and that Bank has no duty at any time to disclose to Guarantors any information relating to the business operations or financial conditions of Borrowers.

        (8) To secure all of Guarantors obligations hereunder, Guarantors assign and grant to Bank a security interest in all moneys, securities and other property of Guarantors now or hereafter in the possession of Bank, and all deposit accounts of Guarantors maintained with Bank, and all proceeds thereof. Upon default or breach of any of Guarantors' obligations to Bank, Bank may apply any deposit account to reduce the indebtedness, and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Bank and Guarantors.

        (9) Any obligations of Borrowers to Guarantors, now or hereafter existing, including but not limited to any obligations to Guarantors as subrogees of Bank or resulting from Guarantors' performance under this Guaranty, are hereby subordinated to the indebtedness. Such obligations of Borrowers to Guarantors if Bank so requests shall be enforced and performance received by Guarantors as trustees for Bank and the proceeds thereof shall be paid over to Bank on account of the indebtedness, but without reducing or affecting in any manner the liability of Guarantors under the provisions of this Guaranty.

        (10) This Guaranty may be revoked at any time by Guarantors in respect to future transactions, unless there is a continuing consideration as to such transactions which Guarantors do not renounce. Such revocation shall be effective upon actual receipt by Bank at the address shown below of written notice of revocation. Revocation shall not affect any of Guarantors' obligations or Bank's rights with respect to transactions which precede Bank's receipt of such notice, regardless of whether or not the indebtedness related to such transactions, before or after revocation, has been renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of Bank authorized hereunder. Revocation by any one or more of Guarantors shall not affect any obligations of any nonrevoking Guarantors. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrowers to Bank is rescinded or must be
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returned by Bank to Borrowers, this guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

        (11) Where any one or more of Borrowers are corporation or partnerships it is not necessary for Bank to inquire into the powers of Borrowers or of the officers, directors, partners or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

        (12) Bank may, without notice to Guarantor and without affecting guarantors' obligations hereunder, assign the indebtedness and this guaranty, in whole or in part. Guarantors agree that Bank may disclose to any assignee or purchaser or any prospective assignee or purchaser, of all of the indebtedness any and all information in Bank's possession concerning guarantors, this guaranty, and any security for this Guaranty.

        (13) Guarantors agree to pay all reasonable attorneys' fees, including allocated costs of Bank's in-house counsel, and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty.

        (14) Where there is but a single borrower, or where a single Guarantor executes this guaranty, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the words "Borrowers" and "Guarantors" respectively shall mean all and any one or more of them.

        (15) This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

        (16) (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Guaranty or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9 U.S.
Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                (b) Notwithstanding the provisions of subparagraph (a), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to Bank which is secured by real property collateral located in California. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in subparagraph (c).

                (c) A controversy or claim which is not submitted to arbitration as provided and limited in subparagraphs (a) and (b) shall, at the request of any party, be determined by a reference in accordance with California Code of Civil Procedure Section 638 et seq. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

                (d) No provision of this paragraph shall limit the right of any party to this Guaranty to exercise self-help remedies such as setoff, to foreclose against or sell any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

Executed this 20 Feb 97

                                       California Jockey Club

                                       /s/ James M. Harris
                                       -----------------------------------------
                                       By: James Harris, President and Treasurer

                                       P.O. Box 1117,
                                       San Mateo, CA 94403





Address for notices to Bank:

BANK OF AMERICA N.T. & S.A.
Palo Alto Commercial Banking Office #01493
630 Lytton Ave.
Palo Alto, CA 94301



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[BANK OF AMERICA LOGO]                                      SECURITY AGREEMENT:
                                                    SECURED PARTY IN POSSESSION

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        (1)  In consideration of any financial accommodation given, to be given or continued to the undersigned (hereinafter called Debtor) by Bank of America, National Trust and Savings Association, a national banking association organized under the laws of the United States of America (hereinafter called Secured Party), and as collateral for the payment of all debts, obligations or liabilities now or hereafter existing, absolute or contingent (except, unless Debtor shall otherwise agree in writing, such debts, obligations or liabilities which are or may hereafter be "consumer credit" subject to the disclosure requirements of the Federal Truth-in-Lending law and do not arise as a result of any action taken, sum expended or expense or liability incurred by Secured Party as provided herein), of Debtor or any one or more of them to Secured
Party (hereinafter called indebtedness). Debtor pursuant to the provisions of the Uniform Commercial Code of the State of California hereby grants to Secured Party a security interest in all money and property this day delivered to and deposited with Secured Party, and all money and property heretofore delivered or which shall hereafter be delivered to or come into the possession, custody or control of Secured Party in any manner or for any purpose whatever during the existence of this Security Agreement, and whether held in a general or special account or deposit or for safe-keeping or otherwise, together with any stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends, dividends paid in stock, new securities or other property to which Debtor is or may hereafter become entitled to receive on account of such property, and in the event that Debtor receives any such property, Debtor will immediately deliver it to Secured Party to be held by Secured Party hereunder in the same manner as the property originally delivered hereunder. All money and property so delivered to Secured Party under this paragraph is hereinafter called collateral. Securities evidenced by book-entry shall be considered "delivered to" Secured Party for purposes of this Agreement upon execution and delivery of this Agreement to Secured Party or, as to such securities which are thereafter acquired by Debtor, upon Debtor's acquisition thereof.

        (2) At any time, without notice, and at the expense of Debtor, Secured Party in its name or in the name of Debtor may, but shall not be obligated to:
(a) collect by legal proceedings or otherwise, endorse, receive and receipt for all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of said collateral; (b) make any compromise or settlement it deems desirable or property with reference to the collateral;
(c) insure, process and preserve the collateral; (d) participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of securities which constitute collateral, and in connection therewith may deposit or surrender control of the collateral, accept money or other property in exchange for the collateral, and take such action as it deems proper in connection therewith, and any other money or property received in exchange for the collateral shall be applied to the indebtedness or held by Secured Party thereafter as collateral pursuant to the provisions hereof; (e) cause collateral to be transferred to its name or to the name of its nominee; (f) exercise as to the collateral all the rights, powers and remedies of an owner necessary to exercise its rights under this paragraph (3), but, except pursuant to paragraph (7) hereof, Secured Party shall not vote any securities constituting collateral except as instructed by Debtor.

        (3) The Debtor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the collateral, and upon the failure of Debtor to do so Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

        (4) All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy conferred by this Security Agreement or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to Secured Party by Debtor immediately and without demand, with interest thereon at seven percent per annum.

        (5) At the option of Secured Party and without necessity of demand or notice, all or any part of the indebtedness of Debtor shall immediately become due and payable irrespective of any agreed maturity upon the happening of any of the following events ("Events of Default"): (a) material failure to keep or perform any of the material terms or provisions of this Security Agreement;
(b) default in the payment of principal or interest or any indebtedness of Debtor when due; (c) any deterioration or impairment of the collateral or any part thereof or any decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes the collateral in the judgment of Secured Party to become unsatisfactory as to character or value; (d) the levy of any attachment, execution or other process against Debtor, or any of the collateral; (e) the death, insolvency, failure in business, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of the National Bankruptcy Act, of, by, or against Debtor or any comaker, accommodation maker, surety or guarantor of the indebtedness or any endorser of any note or other document evidencing the indebtedness. Upon the happening of any of the foregoing specified events any agreement for further financial accommodation by Secured Party shall terminate at its option.


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
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        (6) Upon the happening of any Event of Default, Secured Party may then exercise as to such collateral all the rights, powers and remedies of an owner, including the right to vote any securities constituting collateral, and may elect to sell the collateral in one or more sales after giving a notice in writing by mail to Debtor of such sale at least five (5) days before the date fixed for such sale, provided, however, that if the collateral is perishable, or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, then such notice may be dispensed with; the proceeds of such sale shall be applied to: (a) the reasonable expenses of retaking, holding, preparing for sale, selling and the like, reasonable attorneys' fees and legal expenses incurred by Secured Party and (b) the indebtedness secured by the security interest herein created and the surplus if any to the person or persons entitled thereto; if there be a deficiency. Debtor will promptly pay the same to Secured Party; the Secured Party may buy at any public sale and if the collateral is customarily sold in a recognized market, or is the subject of widely or regularly distributed standard price quotations, Secured Party may buy at private sale. Any sale may be conducted by an auctioneer or by an officer, attorney or agent of Secured Party.

        (7) Secured Party shall be under no duty or obligation whatsoever, (a) to make or give any presentment, demands for performances, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Secured Party as collateral, or in connection with any obligation or evidences of indebtedness which constitute in whole or in part the indebtedness secured hereunder, or (b) to give Debtor notice of, or to exercise any subscription rights or privileges, any rights or privileges to exchange, convert or redeem or any other rights or privileges relating to or affecting any collateral held by Secured Party.

        (8) Debtor waives any right to require Secured Party to (a) proceed against any person, (b) proceed against or exhaust any collateral, or (c) pursue any other remedy in Secured Party's power, and waives any defense arising by reason of any disability or other defense of Debtor or any other person, or by reason of the cessation from any cause whatsoever of the liability of Debtor or any other person. Until all indebtedness shall have been paid in full Debtor shall have no right of subrogation and waives any right to enforce any remedy which Secured Party now has or may hereafter have against Debtor or against any other person and waives any benefit of any right to participate in any collateral or security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party without notice or demand and without affecting Debtor's liability hereunder or on the indebtedness, from time to time to: (a) renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security, other than the collateral herein described for the payment of the indebtedness or any part thereof, and exchange, enforce, waive and release the collateral herein described or any part thereof, or any such other security; and (c) release or substitute Debtor, or any of the endorsers or guarantors of the indebtedness of any part thereof, or any other parties thereto.

        (9) Secured Party may at any time deliver the collateral or any part thereof to Debtor and the receipt of Debtor shall be a complete and full acquittance for the collateral so delivered, and Secured Party shall thereafter be discharged from any liability or responsibility therefor.

        (10) Any person who signs this Security Agreement hereby expressly agrees that recourse may be had against that person's separate property for all of that person's indebtedness to Secured Party secured by the collateral under the terms of this Security Agreement.

        (11) Upon the transfer of all or any part of the indebtedness Secured Party may transfer all or any part of the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such collateral so transferred, and the transferee shall be vested with all the rights and powers of Secured Party hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred Secured Party shall retain all rights and powers hereby given.

        (12) This is a continuing Security Agreement and all the rights, powers and remedies hereunder shall apply to all past, present and future indebtedness of Debtor to Secured Party, including that arising under successive transactions which shall either continue the indebtedness, increase or decrease it, or from time to time create new indebtedness after all or any prior indebtedness has been satisfied, and notwithstanding the death, incapacity, or bankruptcy of Debtor, or any other event or proceeding affecting Debtor.

        (13) Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at the time specified hereunder irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased.

        (14) The rights, powers and remedies given to Secured Party by this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law. Secured Party may exercise its banker's lien or right of setoff with respect to the indebtedness in the same manner as if the indebtedness were unsecured. Any forbearance or failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be
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                                      -2-
a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Secured Party.

        (15) Debtor represents and warrants that Debtor resides in, or, if Debtor is not an individual, has its chief executive office in the state specified on the signature page hereof. Debtor agrees to give Secured Party at least thirty (30) days notice before changing its state of residence or chief executive office.

        (16) In all cases where more than one party executes this Security Agreement all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require, and the obligations and undertakings hereunder are joint and several.

                IN WITNESS WHEREOF, Debtor has executed this Security Agreement this 20th Feb., 1997.

California Jockey Club

X /s/ JAMES M. HARRIS
  ----------------------------------
By: James M. Harris, President and Treasurer

P.O. Box 1117,
San Mateo, CA 94403
--------------------------------------------------------------------------------

TAXPAYER INFORMATION (OWNER'S CERTIFICATION)

My U.S. Taxpayer Identification Number (TIN) to be used for tax reporting purposes is: 94-2879337

(Check if Applicable)

-       Exempt Foreign Persons, Individuals     I am neither a citizen nor a
        resident of, nor am I doing business in the United States, and I have not, and do not plan to be present in the United States for 183 or more days during the calendar year.*

-       Exempt Foreign Persons. Non-Individuals     The owner is not a U.S.
        corporation, partnership, estate or trust and the lent property is not effectively connected (related) to any U.S. trade or business the Owner is currently engaged in or plans to engage in during the year.*

- I am subject to backup withholding under the provisions of Internal Revenue Code Section 3406(a)(1)(C) as notified by the Internal Revenue Service.

*Exempt Foreign Person status is valid for three years. Prior to the third year you will be required to recertify your status as an Exempt Foreign Person.

Under penalties of perjury, I certify that the taxpayer information provided is true, correct and complete.

California Jockey Club

X /s/ JAMES M. HARRIS
  ----------------------------------
James M. Harris, President and Treasurer

(Holder of TIN to be used for tax reporting purposes)


Mailing Address:

P.O. Box 1117, San Mateo, CA 94403
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